EXHIBIT 99.3
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-15,
                   Asset-Backed Certificates, Series 2005-15

Goldman Sachs                GSAA-05 15

==============================================================================


-------------------------------------------------------------
Stats
-------------------------------------------------------------
Count: 1395
Schedule Balance: $300,068,933.52
AverageSched Bal: $215,103.18
GrossWAC: 6.200
NetWAC: 5.927
OTERM: 360
RTERM: 359
ATERM: 358
AGE: 1
First CAP: 4.760
Periodic CAP: 1.730
MAXRATE: 11.426
MINRATE: 2.411
MTR: 56.904
MARGIN: 2.409
DTI: 37.153
OLTV: 77.912
COLTV: 86.543
FICO: 711.616
-------------------------------------------------------------


-------------------------------------------------------------
Current Rate                                         Percent
-------------------------------------------------------------
4.501 - 5.000                                           0.68
5.001 - 5.500                                          14.88
5.501 - 6.000                                          32.93
6.001 - 6.500                                          23.94
6.501 - 7.000                                          17.77
7.001 - 7.500                                           8.05
7.501 - 8.000                                           1.62
8.001 - 8.500                                           0.14
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


-------------------------------------------------------------
Scheduled Balance                                    Percent
-------------------------------------------------------------
0.01 - 50,000.00                                        0.19
50,000.01 - 100,000.00                                  2.53
100,000.01 - 150,000.00                                 9.87
150,000.01 - 200,000.00                                16.99
200,000.01 - 250,000.00                                20.99
250,000.01 - 275,000.00                                10.98
275,000.01 - 350,000.00                                29.69
350,000.01 - 400,000.00                                 6.37
400,000.01 - 450,000.00                                 1.54
450,000.01 - 500,000.00                                 0.32
500,000.01 - 550,000.00                                 0.52
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------



-------------------------------------------------------------
Original Term                                        Percent
-------------------------------------------------------------
360                                                   100.00
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


-------------------------------------------------------------
RemTerm                                              Percent
-------------------------------------------------------------
353.000                                                 0.03
354.000                                                 0.08
355.000                                                 0.45
356.000                                                 1.39
357.000                                                 4.36
358.000                                                21.97
359.000                                                55.53
360.000                                                16.20
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------

-------------------------------------------------------------
Am WAM                                               Percent
-------------------------------------------------------------
0.000 - 59.999                                         91.01
240.000 - 299.999                                       0.02
300.000 - 359.999                                       8.72
360.000 >=                                              0.24
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


-------------------------------------------------------------
Age                                                  Percent
-------------------------------------------------------------
0                                                      16.20
1                                                      55.53
2                                                      21.97
3                                                       4.36
4                                                       1.39
5                                                       0.45
6                                                       0.08
7                                                       0.03
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


-------------------------------------------------------------
States                                               Percent
-------------------------------------------------------------
CA                                                     24.09
FL                                                     12.54
AZ                                                      6.29
NV                                                      6.89
WA                                                      5.16
VA                                                      5.22
IL                                                      4.83
CO                                                      3.25
OH                                                      1.90
GA                                                      2.03
Other                                                  27.80
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


-------------------------------------------------------------
Original LTV                                         Percent
-------------------------------------------------------------
0.001 - 50.000                                          3.04
50.001 - 60.000                                         2.57
60.001 - 70.000                                         6.96
70.001 - 75.000                                         5.35
75.001 - 80.000                                        71.86
80.001 - 85.000                                         0.51
85.001 - 90.000                                         6.80
90.001 - 95.000                                         2.75
95.001 - 100.000                                        0.17
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


-------------------------------------------------------------
Combined LTV                                         Percent
-------------------------------------------------------------
0.001 - 50.000                                          2.98
50.001 - 60.000                                         2.40
60.001 - 70.000                                         5.71
70.001 - 75.000                                         4.90
75.001 - 80.000                                        21.96
80.001 - 85.000                                         0.84
85.001 - 90.000                                        19.76
90.001 - 95.000                                        16.20
95.001 - 100.000                                       25.25
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------

-------------------------------------------------------------
FICO                                                 Percent
-------------------------------------------------------------
0.000 - 19.999                                          0.08
580.000 - 599.999                                       0.07
600.000 - 619.999                                       0.24
620.000 - 639.999                                       3.42
640.000 - 659.999                                       8.33
660.000 - 679.999                                      15.20
680.000 - 699.999                                      15.46
700.000 - 719.999                                      15.52
720.000 - 739.999                                      13.16
740.000 - 759.999                                      10.48
760.000 - 779.999                                       9.69
780.000 - 799.999                                       7.34
800.000 - 819.999                                       1.02
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


-------------------------------------------------------------
PMI                                                  Percent
-------------------------------------------------------------
CMAC                                                    1.01
GEMICO                                                  0.48
MORTGAGE GUARANTY INSURANCE                             1.01
OLTV <= 80 - NO MI                                     89.78
PMI MORTGAGE INSURANCE CO                               3.68
RADIAN                                                  0.44
REPUBLIC MORTGAGE INSUANCE                              1.66
TRIAD                                                   0.47
UGIC                                                    1.47
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


-------------------------------------------------------------
Property Type                                        Percent
-------------------------------------------------------------
2-4 FAMILY                                              7.45
CONDO                                                  17.47
CO-OP                                                   0.03
PUD                                                    28.05
SINGLE FAMILY                                          46.99
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


-------------------------------------------------------------
Occupancy Code                                       Percent
-------------------------------------------------------------
NON OWNER                                              18.05
OWNER OCCUPIED                                         73.30
SECOND HOME                                             8.64
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


-------------------------------------------------------------
Purpose                                              Percent
-------------------------------------------------------------
CASHOUT REFI                                            19.30
PURCHASE                                                72.03
RATE/TERM REFI                                           8.68
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


-------------------------------------------------------------
Documentation Type                                   Percent
-------------------------------------------------------------
FULL/ALT                                               27.15
NINA/NO DOC                                             5.47
SISA                                                   17.04
SIVA                                                   50.34
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


-------------------------------------------------------------
Interest Only                                        Percent
-------------------------------------------------------------
N                                                       8.99
Y                                                      91.01
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


-------------------------------------------------------------
Interest Only Term                                   Percent
-------------------------------------------------------------
0.000                                                   8.99
36.000                                                  3.20
60.000                                                 61.11
84.000                                                  2.55
120.000                                                24.15
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


-------------------------------------------------------------
Silent                                               Percent
-------------------------------------------------------------
N                                                      46.92
Y                                                      53.08
-------------------------------------------------------------
Total:                                                100.00
-------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                               Nov 28, 2005 15:21                  Page 1 of 2

Goldman Sachs                GSAA-05 15

==============================================================================

--------------------------------
Prepay Flag            Percent
--------------------------------
N                       68.84
Y                       31.16
--------------------------------
Total:                 100.00
--------------------------------


--------------------------------
Prepay Term            Percent
--------------------------------
0.000                   68.84
12.000                  11.98
24.000                   0.13
30.000                   0.10
36.000                  14.01
42.000                   0.18
60.000                   4.76
--------------------------------
Total:                 100.00
--------------------------------


--------------------------------
DTI                    Percent
--------------------------------
<= 0.000                 8.65
0.001 - 10.000           0.38
10.001 - 20.000          2.86
20.001 - 30.000         13.63
30.001 - 40.000         40.24
40.001 - 50.000         29.96
50.001 - 60.000          3.80
60.001 - 70.000          0.37
70.001 - 80.000          0.09
--------------------------------
Total:                 100.00
--------------------------------


--------------------------------
Conforming             Percent
--------------------------------
CONFORMING             100.00
--------------------------------
Total:                 100.00
--------------------------------


--------------------------------
Arm Index              Percent
--------------------------------
1 YEAR LIBOR            72.15
6 MONTH LIBOR           27.85
--------------------------------
Total:                 100.00
--------------------------------


--------------------------------
Margins                Percent
--------------------------------
2.001 - 2.500           70.42
2.501 - 3.000           28.83
3.001 - 3.500            0.74
--------------------------------
Total:                 100.00
--------------------------------


--------------------------------
First Adjustment Cap   Percent
--------------------------------
2.000                    3.85
3.000                    6.32
5.000                   89.61
6.000                    0.21
--------------------------------
Total:                 100.00
--------------------------------


--------------------------------
Periodic Cap            Percent
--------------------------------
1.000                   26.97
2.000                   73.03
--------------------------------
Total:                 100.00
--------------------------------


--------------------------------
Max Rate                Percent
--------------------------------
9.501 - 10.000           0.07
10.001 - 10.500         13.75
10.501 - 11.000         30.63
11.001 - 11.500         19.58
11.501 - 12.000         13.15
12.001 - 12.500          9.87
12.501 - 13.000          7.94
13.001 - 13.500          3.77
13.501 - 14.000          1.21
14.001 - 14.500          0.03
-------------------------------
Total:                 100.00
-------------------------------


-------------------------------
Floor Rate             Percent
-------------------------------
2.001 - 2.500           70.36
2.501 - 3.000           28.81
3.001 - 3.500            0.83
-------------------------------
Total:                 100.00
-------------------------------


-------------------------------
Months To Roll         Percent
-------------------------------
8.                       0.10
10.                      0.08
11.                      1.50
12.                      0.35
20.                      0.14
21.                      0.04
22.                      2.06
23.                      1.56
24.                      0.81
29.                      0.03
31.                      0.16
32.                      0.25
33.                      1.80
34.                      9.87
35.                      2.74
36.                      1.85
54.                      0.08
55.                      0.17
56.                      0.55
57.                      2.02
58.                      8.82
59.                     47.20
60.                      7.91
80.                      0.35
81.                      0.35
82.                      0.58
83.                      1.03
84.                      1.03
115.                     0.12
117.                     0.15
118.                     0.57
119.                     1.50
120.                     4.24
-----------------------------
Total:                 100.00
-----------------------------


-----------------------------
Number of Units       Percent
-----------------------------
1                       92.55
2                        3.88
3                        2.26
4                        1.32
-----------------------------
Total:                 100.00
-----------------------------


-----------------------------
Product Type          Percent
-----------------------------
1 YEAR ARM               2.03
10 YEAR ARM              6.58
2 YEAR ARM               4.60
3 YEAR ARM              16.70
5 YEAR ARM              66.74
7 YEAR ARM               3.35
-----------------------------
Total:                 100.00
-----------------------------


---------------------------------
Self Employment Flag     Percent
---------------------------------
N                        80.62
Y                        19.38
---------------------------------
Total:                  100.00
---------------------------------


---------------------------------
Originator               Percent
---------------------------------
COUNTRYWIDE              66.24
GREENPOINT               23.73
NATCITY                  10.03
---------------------------------
Total:                  100.00
---------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                               Nov 28, 2005 15:21                  Page 2 of 2